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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549
                                      FORM 8-K



                                   CURRENT REPORT


       Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported)     October 28, 1998
                                                  ------------------------


                             OMEGA ENVIRONMENTAL, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                           Commission File Number 0-20267



           DELAWARE                                     91-1499751
(STATE OR OTHER JURISDICTION OF             (I.R.S. EMPLOYER IDENTIFICATION NO.)
 INCORPORATION OR ORGANIZATION)


              11818 NORTH CREEK PARKWAY NORTH, SUITE 105, PO BOX 3005 BOTHELL, WASHINGTON 98041-3005
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)     (ZIP CODE)



                                    425-486-4800
                (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


--------------------------------------------------------------------------------
           (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

          On July 17, 1998, certain assets and inventory of the Northeast Region of Petroleum Services Division were sold to Wayne Division of Dresser Industries for $409,565. In addition, a public auction of Northeast vehicles was held on July 30, 1998 and raised proceeds of $52,040 which were deposited in August 1998.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

          Since May 2, 1997, Registrant is operating under the protection of the United States Bankruptcy Code as a debtor-in-possession.

ITEM 5.   OTHER EVENTS

          UNAUDITED FINANCIAL STATEMENT INFORMATION

          On October 28, 1998, the Registrant filed unaudited financial statement information as of and for each of the months ended July 31, 1998 and June 30, 1998 with related notes with the United States Bankruptcy Court. Attached as an exhibit is the balance sheet information, statement of operations information, statement of cash flows information and related notes to financial statement information which was included in the bankruptcy filing referred to above.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     c)   EXHIBITS

          99.1 Unaudited Comparative Balance Sheet Information, Comparative Statement of Operations Information and Comparative Statement of Cash Flow Information as of and for each of the months ended July 31, 1998 and June 30, 1998 with related Notes to Financial Statement Information.


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                                     SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        OMEGA ENVIRONMENTAL, INC.
                                        (Registrant)



Date:    October 28, 1998                   /s/ Donald E. Condit
                                        -----------------------------------
                                                Donald E. Condit,
                                             Chief Financial Officer